UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2012

CVR ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33492	61-1512186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2277 Plaza Drive, Suite 500

Sugar Land, Texas 77479

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On April 19, 2012, CVR Energy, Inc. (the “Company”) issued a press release announcing, among other things, information regarding its preliminary results of operations for the quarter ended March 31, 2012, the text of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K and in Exhibit 99.1 related to the Company’s results of operations and financial condition is being “furnished” and is not deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01.	Other Events

On April 19, 2012, the Company issued a press release and a letter to all Company employees announcing the execution of a Transaction Agreement (the “Transaction Agreement”) among the Company, IEP Energy LLC (the “Offeror”), and each of the other parties listed on the signature pages thereto, each of whom is an affiliate of the Offeror, and Carl C. Icahn (collectively with the Offeror, the “Offeror Parties”), dated as of April 18, 2012. Subject to the terms and conditions set forth therein, the Offeror will amend its pending tender offer to purchase all of the issued and outstanding shares of the Company’s common stock. Copies of the press release and the letter to Company employees are attached hereto as Exhibits 99.1 and 99.2, which are incorporated herein by reference.

The information required by Item 1.01, including a copy of the Transaction Agreement, will be filed in a separate Current Report on Form 8-K.

In connection with the Transaction Agreement, the Company and American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agent”), entered into Amendment No. 1, dated as of April 18, 2012 (the “Amendment”), to the Rights Agreement, dated as of January 13, 2012, between the Company and the Rights Agent (the “Rights Agreement”). The Amendment amends Section 1 of the Rights Agreement to provide that neither the Offeror nor any of its affiliates shall be deemed to be an Acquiring Person under the terms of the Rights Agreement solely by virtue of the approval, execution, delivery or performance of the Transaction Agreement or any of the transactions contemplated thereby or the public announcement of any of the foregoing. The Amendment further amends the definitions of “Stock Acquisition Date” and “Distribution Date” contained in Section 1 and Section 3, respectively, to specify that a “Stock Acquisition Date” or a “Distribution Date” shall not be deemed to have occurred solely by virtue of the approval, execution, delivery or performance of the Transaction Agreement or any of the transactions contemplated thereby or the public announcement of any of the foregoing. The Amendment also amends Section 7(e) of the Rights Agreement to specify that the Rights will expire at the time the Offer Closing (as such term is defined in the Transaction Agreement) occurs.

The description of the Amendment above does not purport to describe all of the terms of the Amendment, and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements. You can generally identify forward-looking statements by our use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These risks and uncertainties may include, but are not limited to, (1) the failure of the tender offer to be consummated in accordance with its terms, (2) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement, (3) the failure of Mr. Icahn and his affiliates to comply with their obligations under the agreement or the tender offer, (4) the outcome of any legal proceedings that may be instituted against one or both of Mr. Icahn and his affiliates or the Company in connection with the transaction agreement or the tender offer, (5) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (6) the risk that actual results from the first quarter of 2012 may differ from the preliminary results contained in this press release attached as an exhibit to this Current Report on Form 8-K, and (7) the risk factors and other disclosures included in our Annual Report on Form 10-K for the year ended Dec. 31, 2011, and any subsequently filed quarterly reports on Form 10-Q. These risks may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof.

Important Additional Information

In connection with the Transaction Agreement, the Offeror Parties are required to file an amendment to their Tender Offer Statement on Schedule TO with the Securities and Exchange Commission (“SEC”). In response to the tender offer (as amended) commenced by the Offeror Parties, the Company filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC. In addition, in connection with the agreement described in this Current Report on Form 8-K, the Company intends to amend its Solicitation/Recommendation Statement on Schedule 14D-9 and file such amendment with the SEC. CVR ENERGY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 (AS AMENDED), INCLUDING THE FORTHCOMING AMENDMENT, BECAUSE IT CONTAINS IMPORTANT INFORMATION. Stockholders may obtain a free copy of the Solicitation/Recommendation Statement on Schedule 14D-9 (as amended), as well as any other documents filed by the Company, for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the “Investor Relations” section of the Company’s website at www.cvrenergy.com or by writing to CVR Energy at 2277 Plaza Drive, Suite 500, Sugar Land, Texas, 77479, Attn: Senior Vice President, General Counsel and Secretary.

In addition, the Company may file a definitive proxy statement with the SEC for the 2012 annual meeting of stockholders. If so, the definitive proxy statement will be mailed to stockholders of CVR Energy. CVR ENERGY STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov and in the “Investor Relations” section of the Company’s website at www.cvrenergy.com. If the short-form merger described in this press is consummated, the 2012 Annual Meeting will not take place.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

4.2	Amendment No. 1, dated as of April 18, 2012, to the Rights Agreement, dated as of January 13, 2012, between CVR Energy, Inc. and American Stock Transfer & Trust Company, LLC.

99.1	Press release issued by the Company on April 19, 2012.

99.2	Letter to Company employees dated April 19, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2012

CVR ENERGY, INC.

By:	/s/ JOHN J. LIPINSKI
John J. Lipinski
Chairman of the Board, Chief Executive Officer and President